Exhibit 99.4

HARBINGER GROUP INC.

and

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

[FORM OF] FIRST SUPPLEMENTAL INDENTURE

Dated as of May [    ], 2014

to

INDENTURE

Dated as of December 24, 2012

Between

HARBINGER GROUP INC.

and

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

7.875% Senior Secured Notes Due 2019

[FORM OF] FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”), dated as of May [    ], 2014, by and between HARBINGER GROUP INC., a Delaware corporation (the “Company”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”) under the Indenture (as defined below). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture.

WITNESSETH:

WHEREAS, the Company executed and delivered to the Trustee an Indenture, dated as of December 24, 2012, by and between the Company and the Trustee, pursuant to which the Company’s 7.875% Senior Secured Notes Due 2019 (the “Notes”) were issued (the “Indenture”);

WHEREAS, Section 9.02 of the Indenture provides that the Company and the Trustee may amend or supplement the Indenture and the Notes, with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes (including consents obtained in connection with the purchase of, or tender offer or exchange offer for, the Notes);

WHEREAS, the Company distributed a consent solicitation statement dated May 9, 2014 the “Statement”), in order to, among other things, subject to the terms and conditions set forth in the Statement, solicit consents from Holders to certain amendments to the Indenture and the Notes (the “Consent Solicitation”);

WHEREAS, in connection with the Consent Solicitation, the Company has commenced an exchange offer (the “Exchange Offer”) of up to $350,000,000 aggregate principal amount of its 7.750% Senior Notes due 2022 for a portion of outstanding Notes;

WHEREAS, the Holders of at least a majority in aggregate principal amount of the outstanding Notes have duly consented to the proposed modifications set forth in this First Supplemental Indenture in accordance with Section 9.02 of the Indenture;

WHEREAS, the Company and the Trustee are authorized to execute and deliver this First Supplemental Indenture; and

WHEREAS, all conditions necessary to authorize the execution and delivery of this First Supplemental Indenture and to make this First Supplemental Indenture valid and binding have been complied with or performed.

NOW, THEREFORE, in consideration of the foregoing and notwithstanding any provision of the Indenture which, absent this First Supplemental Indenture, might operate to limit such action, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE ONE

AMENDMENTS

SECTION 1.01 Amendments to Definitions. The definition of “Consolidated Net Income” in Section 1.01 of the Indenture is hereby amended and restated in its entirety as follows:

“Consolidated Net Income” means, for any period, the aggregate net income (or loss) of the Company and its Subsidiaries for such period determined on a consolidated basis in conformity with GAAP, provided that the following (without duplication) will be excluded in computing Consolidated Net Income:

(1) the net income (or loss) of any Person that is not a Guarantor, provided, however, that dividends or other distributions actually paid in cash to the Company or any of the Guarantors by such Person during such period shall be included;

(2) any net income (or loss) of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition;

(3) any net after-tax gains or losses attributable to or associated with the extinguishment of Debt or Hedging Agreements;

(4) the cumulative effect of a change in accounting principles;

(5) any non-cash expense realized or resulting from stock option plans, employee benefit plans or post-employment benefit plans, or grants or sales of stock, stock appreciation or similar rights, stock options, restricted stock, preferred stock or other rights;

(6) to the extent covered by insurance and actually reimbursed, or, so long as such Person has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (a) not denied by the applicable carrier in writing within 180 days and (b) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within 365 days), expenses with respect to liability or casualty events or business interruption;

(7) any expenses or charges related to any issuance of Equity Interests, acquisition, disposition, recapitalization or issuance, repayment, refinancing, amendment or modification of Debt (including amortization or write offs of debt issuance or deferred financing costs, premiums and prepayment penalties), in each case, whether or not successful, including any such expenses or charges attributable to the issuance and sale of the Notes and the consummation of the exchange offer pursuant to the Registration Rights Agreement;

(8) any expenses or reserves for liabilities to the extent that the Company or any Subsidiary of the Company is entitled to indemnification therefor under binding agreements; provided that any liabilities for which the Company or such Subsidiary is not actually indemnified shall reduce Consolidated Net Income in the period in which it is determined that the Company or such Subsidiary will not be indemnified;

(9) to the extent specifically included in the unconsolidated Statement of Operations of the Company, (a) unrealized gains and losses due solely to fluctuations in currency values and the related tax effects according to GAAP shall be excluded (until realized, at which time such gains or losses shall be included); and (b) unrealized gains and losses with respect to hedging obligations for currency exchange risk shall be excluded (until realized, at which time such gains or losses shall be included); and

(10) to the extent specifically included in the unconsolidated Statement of Operations of the Company, any charges resulting from the application of FASB ASC 350, Intangibles—Goodwill and Other, ASC 815, Accounting for Derivative Instruments and Hedging Activities, Accounting Standards Codification Topic 360-10-35-15, Impairment or Disposal of Long-Lived Assets, Accounting Standards Codification Topic 480-10-25-4, Distinguishing Liabilities from Equity—Overall Recognition, or Accounting Standards Codification Topic 820 Fair Value Measurements and Disclosures, the amortization of intangibles arising pursuant to FASB ASC 805, Business Combinations, non-cash interest expense resulting from the application of Accounting Standards Codification Topic 470-20 Debt—Debt with Conversion Options—Recognition, and any non-cash income tax expense that results from the inability to include deferred tax liabilities related to indefinite lived intangible assets as future reversals of temporary differences under FASB ASC 740-10-30-18, non-cash charges arising from the springing maturity feature of any Debt, and restructuring and related charges and acquisition and related integration charges.

SECTION 1.02 Amendments to Restricted Payments Covenant. Section 4.07 of the Indenture is hereby amended as follows:

(a) Section 4.07(a) of the Indenture is hereby amended and restated in its entirety as follows:

(a) The Company will not, and, to the extent within the Company’s control, will not permit any of its Subsidiaries (including any Guarantor) to, directly or indirectly (the payments and other actions described in the following clauses being collectively “Restricted Payments”):

(i) declare or pay any dividend or make any distribution on its Equity Interests (other than dividends or distributions paid in the Company’s Qualified Equity Interests) held by Persons other than the Company or any of its Subsidiaries;

(ii) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Company or any direct or indirect parent of the Company held by Persons other than the Company or any of its Subsidiaries;

(iii) repay, redeem, repurchase, defease or otherwise acquire or retire for value, or make any payment on or with respect to, any Subordinated Debt of the Company or any Guarantor except a payment of interest or principal at Stated Maturity; or

(iv) make any Investment in any direct or indirect parent of the Company;

unless, at the time of, and after giving effect to, the proposed Restricted Payment:

(1) no Default has occurred and is continuing,

(2) the Company could Incur at least $1.00 of Debt under paragraph (b)(1) of Section 4.06, and

(3) the aggregate amount expended for all Restricted Payments made on or after the January 21, 2014 would not, subject to paragraph (c), exceed the sum of

(A) 50% of the aggregate amount of the Consolidated Net Income (or, if the Consolidated Net Income is a loss, minus 100% of the amount of the loss) accrued on a cumulative basis during the period, taken as one accounting period, beginning with the first fiscal quarter commencing after the January 21, 2014 and ending on the last day of the Company’s most recently completed fiscal quarter for which internal financial statements are available, plus

(B) subject to paragraph (c), the aggregate net cash proceeds and the fair market value of marketable securities or other property received by the Company (other than from a Subsidiary) after the January 21, 2014

(i) from the issuance and sale of its Qualified Equity Interests, including by way of issuance of its Disqualified Equity Interests or Debt to the extent since converted into Qualified Equity Interests of the Company, or

(ii) as a contribution to its common equity (other than Equity Interests sold to a Subsidiary), plus

(C) $30,000,000.

The amount expended in any Restricted Payment, if other than in cash, will be deemed to be the fair market value of the relevant non-cash assets, as determined in good faith by the Company’s Board of Directors, whose determination will be conclusive and evidenced by a Board Resolution.

(b) Section 4.07(b)(6) of the Indenture is hereby amended and restated in its entirety as follows:

(6) the purchase, redemption or other acquisition or retirement for value of Equity Interests of the Company held by officers, directors or employees or former officers, directors or employees (or their estates or beneficiaries under their estates), upon death, disability, retirement, severance or termination of employment or pursuant to any agreement under which the Equity Interests were issued; provided that the aggregate cash consideration paid therefor in any fiscal year, commencing with the fiscal year during which the Issue Date occurred, does not exceed an aggregate amount equal to the sum of (x) $25,000,000 and (y) the amount of Restricted Payments permitted but not made pursuant to this clause (6) in prior fiscal years commencing with the fiscal year during which the Issue Date occurred, provided that no more than $50,000,000 may be carried forward from a fiscal year to the next succeeding fiscal year such that the aggregate amount of cash consideration paid pursuant to this clause (6) in any fiscal year shall not exceed $50,000,000;

(c) The following subsection is hereby inserted into Section 4.07(b) of the Indenture in numerical order:

(14) the purchase, redemption or other acquisition or retirement for value of Equity Interests of the Company in an aggregate amount not to exceed $100,000,000.

(d) Section 4.07(c) of the Indenture is hereby amended and restated in its entirety as follows:

(c) Proceeds of the issuance of Qualified Equity Interests will be included under clause (3) of paragraph (a) only to the extent they are not applied as described in clause (4) or (5) of paragraph (b). Restricted Payments permitted pursuant to clauses (2) through (9), (11), (12) and (14) will not be included in making the calculations under clause (3) of paragraph (a).

(d) Section 4.07(d) of the Indenture is hereby amended and restated in its entirety as follows:

(d) For purposes of determining compliance with this Section 4.07, in the event that a proposed Restricted Payment (or portion thereof) meets the criteria of more than one of the categories of Restricted Payments described in clauses (1) through (14) above, or is entitled to be incurred pursuant to paragraph (a) of this Section 4.07, the Company will be entitled to divide, classify or re-classify (based on circumstances existing at the time of such re-classification) such Restricted Payment (or portion thereof) in any manner that complies with this Section 4.07 and such Restricted Payment will be treated as having been made pursuant to only such clause or clauses or the paragraph (a) of this Section 4.07.

ARTICLE TWO

MISCELLANEOUS

SECTION 2.01 Effect of Supplemental Indenture. Except as amended hereby, all of the terms of the Indenture shall remain and continue in full force and effect and are hereby confirmed in all respects. From and after the date of this First Supplemental Indenture, all references to the Indenture (whether in the Indenture or in any other agreements, documents or instruments) shall be deemed to be references to the Indenture as amended and supplemented by this First Supplemental Indenture.

SECTION 2.02 Effectiveness. The provisions of this First Supplemental Indenture shall be effective only upon execution and delivery of this instrument by the parties hereto. Notwithstanding the foregoing sentence, the provisions of this First Supplemental Indenture shall become operative only at such time as Notes validly tendered (and not validly withdrawn), as of the Exchange Offer’s early tender deadline and subject to pro ration as described in the Statement, are accepted for exchange by the Company pursuant to the Exchange Offer, with the result that the amendments to the Indenture effective by this First Supplemental Indenture shall be deemed to be revoked retroactively to the date hereof if such purchase shall not occur.

SECTION 2.02 Governing Law. THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY OTHER CONFLICTS OF LAW PROVISIONS.

SECTION 2.03 No Representations by Trustee. The Trustee accepts the amendments of the Indenture effected by this First Supplemental Indenture, but on the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee. Without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Company, or for or with respect to (i) the validity or sufficiency of this First Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Company by action or otherwise, (iii) the due execution hereof by the Company or (iv) the consequences of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

SECTION 2.04 Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall constitute but one and the same instrument.

SECTION 2.05 Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture and the Notes issued thereunder are in all respects ratified and confirmed, and all of the terms, conditions and provisions thereof shall remain in full force and effect. This First Supplemental Indenture is executed as, and shall constitute an indenture supplemental to the Indenture and shall be construed in connection with and form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

(signature page follows)

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date hereof.

HARBINGER GROUP INC. as Issuer

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION as Trustee

By:
Name:
Title:

[Signature Page to First Supplemental Indenture]